UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) August 15, 2008 (August 13, 2008)
REIS, INC.
(Exact Name of Registrant as Specified in Charter)
Maryland
(State or Other Jurisdiction of Incorporation)

1-12917	13-3926898

(Commission File Number)	(IRS Employer Identification No.)

530 Fifth Avenue, New York, NY	10036

(Address of Principal Executive Offices)	(Zip Code)
(212) 921-1122
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
(d) On August 13, 2008, Reis, Inc. (the “Company”) held a conference call to discuss the Company’s financial results for the second quarter of 2008. Pursuant to General Instruction F to Form 8-K, a copy of the transcript from the conference call (the “Transcript”) is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference.
The attached Transcript includes disclosure of non-GAAP financial measures. In the Management’s Discussion and Analysis of Financial Condition and Results of Operations section of the June 30, 2008 Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 7, 2008, as well as in our August 7, 2008 earnings release (both of which are available on the Investor Relations portion of our website at www.reis.com), we include cautionary language about the use of EBITDA and Adjusted EBITDA as non-GAAP measures and present reconciliations of net income to EBITDA and Adjusted EBITDA for the periods discussed therein.
The information contained in this Item 2.02, including the related information set forth in the Transcript, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.
Item 7.01 Regulation FD Disclosure.
On August 13, 2008, the Company issued a press release announcing that its Board of Directors had, for the second time, rejected the offer of CoStar Group, Inc. to acquire the Company for $8.75 per share in cash. A copy of the press release issued by the Company is attached hereto as Exhibit 99.2 and is incorporated into this Item 7.01 by this reference. The information contained in this Item 7.01, including the related information set forth in the press release, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
99.1	Transcript of August 13, 2008 Conference Call.

99.2	Press Release Dated August 13, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REIS, INC.
By:	/s/ Mark P. Cantaluppi
Mark P. Cantaluppi
Vice President, Chief Financial Officer

Date: August 15, 2008

Exhibit Index
99.1	Transcript of August 13, 2008 Conference Call.

99.2	Press Release Dated August 13, 2008.

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